Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of January 30, 2017 and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among STATION CASINOS LLC, a Nevada limited liability company (the “Borrower”), the other Station Parties (as hereinafter defined), each of the Lenders (as hereinafter defined) party hereto and DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

RECITALS

A.                                    The Borrower and the Lenders party hereto are parties to that certain Credit Agreement, dated as of June 8, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the subsidiaries of the Borrower party thereto as guarantors, the banks, financial institutions and other entities from time to time party thereto as lenders (including the L/C Lenders and the Swingline Lender) (collectively, the “Lenders”), and the Administrative Agent and Deutsche Bank AG Cayman Islands Branch, as collateral agent.

B.                                    In connection with the Credit Agreement, the Credit Parties, Holdco and RRR (collectively, the “Station Parties”) executed various Credit Documents to guaranty and/or secure the obligations of the Borrower under the Credit Agreement.

C.                                    The Borrower has requested that the Lenders party hereto agree to amend the Credit Agreement subject to, and in accordance with, the terms and conditions set forth herein.

D.                                    Pursuant to Section 13.04(b)(A) of the Credit Agreement, the Borrower may require any Term B Facility Lender that does not consent to this First Amendment to assign all of its rights and obligations under the Credit Agreement with respect to all of such non-consenting Term B Facility Lender’s Term B Facility Loans to one or more assignees.

E.                                     The Lenders party hereto are willing to agree to enter into this First Amendment, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, each of the other Station Parties and each of the Lenders party hereto agree as follows:

1.                                      Definitions.  Except as otherwise expressly provided herein, capitalized terms used in this First Amendment (including in the Recitals above) shall have the meanings given in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this First Amendment.

2.                                      Amendments to Credit Agreement.

(a)                                 The following new definition is hereby added to Section 1.01 of the Credit Agreement, inserted in proper alphabetical order:

““First Amendment Effective Date” shall mean the “Effective Date” as defined in that certain First Amendment to Credit Agreement, dated as of January 30, 2017, among the Borrower, the other Credit Parties, Holdco, RRR, the Administrative Agent and the Lenders party thereto.”

(b)                                 The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b)                           for each Term B Facility Loan, (i) 2.50% per annum, with respect to LIBOR Loans and (ii) 1.50% per annum, with respect to ABR Loans.”

(c)                                  Section 2.05(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)                            At the time of the effectiveness of a Repricing Transaction prior to the date that is six (6) months after the First Amendment Effective Date, Borrower agrees to pay to Administrative Agent, for the ratable account of each Lender with outstanding Term B Facility Loans (including each Lender that withholds its consent to such Repricing Transaction and is replaced or is removed as a Lender or is repaid under Section 2.11 or 13.04(b), as the case may be), a fee in an amount equal to 1.0% of the aggregate principal amount of Term B Facility Loans that are refinanced, converted, replaced, amended, modified or otherwise repriced in such Repricing Transaction.  Such fee shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”

(d)                                 Section 2.09(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)                            Any prepayment of Term B Facility Loans pursuant to this Section 2.09 or Section 13.04(b) made prior to the date that is six (6) months after the First Amendment Effective Date in connection with any Repricing Transaction shall be subject to the fee described in Section 2.05(c).”

(e)                                  Section 2.10(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)                           Prepayment of Term B Facility Loans.  Any prepayment of Term B Facility Loans pursuant to Section 2.10(a)(ii) made prior to the date that is six (6) months after the First Amendment Effective Date in connection with any Repricing Transaction shall be subject to the fee described in Section 2.05(c).”

2

3.                                      Representations and Warranties.  To induce the Lenders party hereto to agree to this First Amendment, the Borrower and each of the other Station Parties represent to the Lenders and the Administrative Agent that as of the date hereof and as of the Effective Date:

(a)                                 the Borrower and each of the other Station Parties have all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform this First Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, this First Amendment;

(b)                                 the execution and delivery of this First Amendment and the performance of the obligations of the Borrower and each of the other Station Parties under or in respect of this First Amendment have been duly authorized by all necessary corporate, partnership or other organizational action on the part of the Borrower and each of the other Station Parties;

(c)                                  the execution and delivery of this First Amendment and the performance of the obligations of the Borrower and each of the other Station Parties under or in respect of this First Amendment do not and will not (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of Borrower or any other Station Party or (y) any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on Borrower or any other Station Party or tortiously interfere with, result in a breach of, or require termination of, any term or provision of any Contractual Obligation of Borrower or any other Station Party or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of Borrower or any other Station Party pursuant to the terms of any such Contractual Obligation, except with respect to (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect;

(d)                                 this First Amendment has been duly and validly executed and delivered by the Borrower and each of the other Station Parties and constitutes a legal, valid and binding obligation of the Borrower and each of the other Station Parties, enforceable against the Borrower and each of the other Station Parties in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(e)                                  after giving effect to this First Amendment, no event has occurred and is continuing or will result from the execution and delivery of this First Amendment or the performance by the Borrower and the other Station Parties of their obligations hereunder that would constitute a Default or an Event of Default; and

3

(f)                                   each of the representations and warranties made by such Station Party in or pursuant to the Credit Documents to which it is a party, as amended hereby, is true and correct in all material respects on and as of the Effective Date as if made on and as of such date; provided, that, to the extent that such representations or warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

4.                                      Effectiveness of this First Amendment.  This First Amendment shall be effective only if and when:

(a)                                 the Borrower, the other Station Parties, and each Lender who has consented hereto (constituting collectively the Required Lenders) have delivered their fully executed signature pages hereto to the Administrative Agent;

(b)                                 each of the representations and warranties contained in Section 3 of this First Amendment shall be true and correct in all material respects;

(c)                                  the Administrative Agent shall have received, executed by a Responsible Officer or other authorized signatory of the signing Credit Party that is party thereto and in form and substance reasonably satisfactory to the Administrative Agent, such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer or other authorized signatory thereof authorized to act as a Responsible Officer and/or execute documents in connection with this First Amendment and the other Credit Documents to which such Credit Party is a party or is to be a party on the Effective Date;

(d)                                 at such time that this First Amendment becomes effective, all Term B Facility Loans are held by Term B Facility Lenders who have consented to this First Amendment with respect to their entire respective Term B Facility Loans at such time;

(e)                                  the Borrower shall have paid to the Administrative Agent, for the ratable account of each Lender with outstanding Term B Facility Loans, a fee in an amount equal to 1.0% of the aggregate principal amount of all Term B Facility Loans pursuant to Sections 2.05(c) and 2.09(c) of the Credit Agreement;

(f)                                   the Borrower shall have paid all fees and expenses owed to the Administrative Agent, the First Amendment Arrangers and the Lenders accrued through and including the Effective Date to such Administrative Agent, First Amendment Arrangers and Lenders; and

(g)                                  unless waived by the Administrative Agent, the Borrower shall have paid all fees and expenses of counsel to the Administrative Agent and counsel to the First Amendment Arrangers (in each case, directly to such counsel if requested by the Administrative Agent or First Amendment Arrangers, as applicable) to the extent invoiced at least three Business Days prior to the Effective Date.

4

This First Amendment shall be effective on the date (the “Effective Date”) on which all of the foregoing conditions are satisfied (such conditions to be satisfied no later than January 31, 2017).

5.                                      Acknowledgments.  By executing this First Amendment, each of the other Station Parties (a) consents to this First Amendment and the performance by the Borrower and each of the other Station Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this First Amendment, the obligations of each of the other Station Parties under the Guarantee, the Pledge Agreement, the Security Agreement and each of the other Credit Documents to which such Station Party is a party are not impaired or affected and the Guarantee, the Pledge Agreement, the Security Agreement and each such Credit Document continues in full force and effect and (c) affirms and ratifies, to the extent it is a party thereto, the Guarantee, the Pledge Agreement, the Security Agreement and each other Credit Document with respect to all of the Obligations as amended hereby.

6.                                      Miscellaneous.

(a)                                 THIS FIRST AMENDMENT AND THE OTHER CREDIT DOCUMENTS AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS FIRST AMENDMENT OR THE OTHER CREDIT DOCUMENTS (EXCEPT AS TO ANY OTHER CREDIT DOCUMENT, AS EXPRESSLY SET FORTH IN SUCH OTHER CREDIT DOCUMENT), SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAW OF ANOTHER JURISDICTION.

(b)                                 This First Amendment may be executed in one or more duplicate counterparts and, subject to the other terms and conditions of this First Amendment, when signed by all of the parties listed below shall constitute a single binding agreement.  Delivery of an executed signature page to this First Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this First Amendment.

(c)                                  The Borrower has appointed each of JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc., Fifth Third Bank, Goldman Sachs Bank USA, Citigroup Global Markets Inc., Macquarie Capital (USA) Inc., and Citizens Bank, N.A., to act as lead arrangers and bookrunners for this First Amendment (in such capacity, the “First Amendment Arrangers”).

(d)                                 Except as amended hereby, all of the provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Credit Document, shall mean and be a reference to the Credit Agreement as amended hereby.  This First Amendment shall be deemed a “Credit Document” as defined in the Credit Agreement.  Sections 13.09(b), 13.09(c), 13.09(d), 13.09(e) and 13.12 of the Credit Agreement shall apply to this First Amendment as if expressly set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed as of the day and year first above written, to be effective as of the Effective Date.

Borrower:

STATION CASINOS LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

NP BOULDER LLC
NP CENTERLINE HOLDINGS LLC
NP DURANGO LLC
NP FIESTA LLC
NP INSPIRADA LLC
NP IP HOLDINGS LLC
NP LAKE MEAD LLC
NP MT. ROSE LLC
NP OPCO HOLDINGS LLC
NP OPCO LLC
NP PALACE LLC
NP RED ROCK LLC
NP RENO CONVENTION CENTER LLC
NP RANCHO LLC
NP SANTA FE LLC
NP SONOMA LAND HOLDINGS LLC
NP STEAMBOAT LLC
NP SUNSET LLC
NP TEXAS LLC
NP TOWN CENTER LLC
STATION GVR ACQUISITION, LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:

[Signature Page to First Amendment]

FERTITTA ENTERTAINMENT LLC
FE LANDCO MANAGEMENT LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

SC MADERA DEVELOPMENT, LLC
SC MADERA MANAGEMENT, LLC
SC MICHIGAN, LLC
SC SONOMA DEVELOPMENT, LLC
SC SONOMA MANAGEMENT, LLC

By:	/s/ Frank J. Fertitta III
Name:	Frank J. Fertitta
Title:	President

[Signature Page to First Amendment]

RRR PALMS LLC
FIESTA PARENTCO, L.L.C.
FP HOLDINGS, L.P.
FP HOLDCO, L.L.C.
FPIII, L.L.C.
PALMS PLACE, LLC
PPII HOLDINGS, L.L.C.
N-M VENTURES LLC
N-M VENTURES II LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Authorized Person

[Signature Page to First Amendment]

RED ROCK RESORTS, INC.

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

STATION HOLDCO LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

[Signature Page to First Amendment]

The undersigned Term B Facility Lender hereby consents to this First Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term B Facility Loan held by such Term B Facility Lender, as amended by the First Amendment, on the Effective Date for the First Amendment:

,
as a Lender,

By:
Name:
Title:

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the First Amendment but do not want to retain your Term B Facility Loans after the Effective Date for the First Amendment (BY CHECKING THIS BOX YOU AGREE THAT YOUR TERM B FACILITY LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FIRST AMENDMENT):

☐

[Signature Page to First Amendment]